Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and three asterisks [***], have been separately filed with the Commission.

Exhibit 10.3

AMENDMENT NO. 1 TO AMENDED AND RESTATED DISCOVERY AND PRECLINICAL DEVELOPMENT AGREEMENT
This AMENDMENT NO. 1 (this “First Amendment”) to that certain AMENDED AND RESTATED DISCOVERY AND PRECLINICAL DEVELOPMENT AGREEMENT by and between Sanofi Biotechnology SAS, a société par actions simplifee organized under the laws of France, as successor-in-interest to Aventis Pharmaceuticals, Inc. (“Sanofi”) and Regeneron Pharmaceuticals, Inc., a corporation organized under the laws of the State of New York (“Regeneron”) effective as of November 10, 2009 (the “Existing Discovery Agreement”), dated as of July 1, 2015 (the “Amendment Effective Date”) and executed as of July 27, 2015, is by and between Sanofi and Regeneron. Capitalized terms used but not defined in this First Amendment have the respective meanings set forth with respect thereto in the Existing Discovery Agreement. Each of Sanofi and Regeneron may be referred to in this First Amendment individually as a “Party” and collectively as the “Parties”.
WHEREAS, in connection with entering into that certain Immuno-Oncology Discovery and Development Agreement dated as of July 1, 2015 (the “IO Discovery Agreement”), the Parties have agreed to certain amendments to the Existing Discovery Agreement; and
WHEREAS, in accordance with Section 14.5 (Amendments) of the Existing Discovery Agreement, the Parties desire to memorialize such amendments in this First Amendment.
NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants of the Parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.	Amendments to Definitions.

(a)The definition of “Antibody” in Article 1 of the Existing Discovery Agreement is hereby amended as follows (inserted language underlined and in italics for ease of reference):
“‘Antibody’ shall mean (i) solely for purposes of this Agreement, [***]. The foregoing shall not include [***].”
(b)The following sentence is hereby added to become the final sentence of the definition of “Excluded Candidates” in Article 1 of the Existing Discovery Agreement:

“Excluded Candidates also shall include any “Refused Candidate” (as defined in the IO Discovery Agreement).”

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and three asterisks [***], have been separately filed with the Commission.

(c)The following definitions are hereby added to Article 1 of the Existing Discovery Agreement:
“‘Ancillary Collaboration Agreements’ shall mean the License and Collaboration Agreement, the IO Discovery Agreement and the IO License and Collaboration Agreement.”
“‘CAR-T Cell Therapies’ shall mean [***].”
“‘Indication’ shall mean any disease, state or condition.”
“IO Antibody” shall have the meaning ascribed to such term in the IO Discovery Agreement.
“‘IO Discovery Agreement’ shall mean the Immuno-Oncology Discovery and Development Agreement by and between Sanofi and Regeneron, dated as of July 1, 2015, as the same may be amended from time-to-time.”
“‘IO Discovery Program’ shall have the meaning ascribed to such term in the IO Discovery Agreement.”
“‘IO Discovery Program Antibody’ shall have the meaning ascribed to such term in the IO Discovery Agreement.”
“‘IO License and Collaboration Agreement’ shall mean the Immuno-Oncology License and Collaboration Agreement by and between Sanofi and Regeneron, dated as of July 1, 2015, as the same may be amended from time-to-time.”
“‘IO Licensed Product’ shall have the meaning ascribed to such term in the IO License and Collaboration Agreement.”
“‘Multi-Indication Antibody’ shall have the meaning set forth in Section 2.1(d).”
“‘Non-IO Indication’ shall mean any Indication that is [***]. For clarity, any [***] is a Non-IO Indication.”
[***]
(d)The definition of “Confidential Information” in Section 9.1 of the Existing Discovery Agreement is hereby amended by adding the phrase “or the IO Discovery Agreement” immediately before the words “(the “Confidential Information”)” appearing therein.

(e)The definition of “Aventis Stock Purchase Agreement” in Section 12.4 of the Existing Discovery Agreement is hereby amended by adding the words “as amended by the

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and three asterisks [***], have been separately filed with the Commission.

Investor Agreement, and as may be further amended from time to time” immediately after the words “by and between Sanofi and Regeneron” appearing therein.

2.	Amendments to Article 2 (Discovery Program).

(a)    Section 2.1 (Discovery Program) of the Existing Discovery Agreement is hereby amended by adding a new subsection (d) as follows:
“(d) Multi-Indication Antibodies. Multi-Indication Antibodies may be developed under either this Agreement pursuant to this Section 2.1(d) or under the IO Discovery Agreement pursuant to Section 2.1(d) thereof, as applicable. If any IO Discovery Program Antibody is also an Antibody being developed in any Non-IO Indication under this Agreement (a “Multi-Indication Antibody”), then [***] under [***] and [***], except to the extent that [***], the results of which may be useful for development in an immuno-oncology Indication as well as Non-IO Indications (e.g., process development work and cell line scale up), [***] and [***]. [***]. For clarity, any preclinical development costs for a Multi-Indication Antibody incurred [***].”
(b)    The first two sentences of Section 2.8(a)(i) (Exclusive Discovery Program; Exclusivity; General) of the Existing Discovery Agreement are hereby amended as follows (inserted language underlined and in italics and deleted language in strikethrough text for ease of reference):

“(i)    General. Subject to the other subparagraphs in this Section 2.8, until the end of the Term, neither Party nor any of their respective Affiliates will either directly, or with any Third Party, work to discover Antibodies against, or develop or commercialize Antibodies against, Program Targets in the Territory, except pursuant to this Agreement or the License and Collaboration Agreement, the IO Discovery Agreement or the IO License and Collaboration Agreement. Furthermore, subject to the other subparagraphs in this Section 2.8, until the earlier to occur of (A) the Discovery Expiration Date, and (B) the effective termination of this Agreement, neither Regeneron nor any of its Affiliates will, either directly or with any Third Party, work to discover, develop or commercialize Antibodies in the Territory, except pursuant to this Agreement, ~~or~~ the License and Collaboration Agreement, the IO Discovery Agreement or the IO License and Collaboration Agreement.”
(c)    From and after the Amendment Effective Date, the reference in Section 2.4(a)(i) (Target List) of the Existing Discovery Agreement to [***] is hereby changed to refer to [***].

(d)    The following new Section 2.19 is hereby added to Article 2 of the Existing Discovery Agreement and shall become the final section of such Article:

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and three asterisks [***], have been separately filed with the Commission.

“2.19    Combination Therapies.

(a)    Notwithstanding anything to the contrary herein, the development of any Antibody that is the subject of development under the Discovery Program (and that is not an IO Antibody or a Multi-Indication Antibody or a Refused Candidate) for use in combination with (i) any IO Discovery Program Antibody shall be permitted under this Agreement and governed by Section 2.10(b)(ii) of the IO Discovery Agreement, and (ii) any IO Licensed Product shall be permitted under this Agreement and governed by Section 5.6(d)(i) of the IO License and Collaboration Agreement.
(b)    If the Parties do not agree to the development of any Antibody that is the subject of development under the Discovery Program (and that is not an IO Antibody or a Multi-Indication Antibody or a Refused Candidate) for use with an IO Discovery Program Antibody that is proposed by [***], then, notwithstanding anything to the contrary herein, [***] may [***].”

3.	Amendments to Article 4 (Payments).

(a)    The “Maximum Annual Discovery Program Costs” in Section 4.2 of the Existing Discovery Agreement are hereby amended and restated in their entirety to read as follows:

Contract Year	Maximum Annual Discovery Program Costs
1 (ending December 31, 2008)	US $75,000,000
2	US $100,000,000
3	US $160,000,000
4	US $160,000,000
5	US $160,000,000
6	US $160,000,000
7	US $160,000,000
8	US $145,000,000
9	US $130,000,000
10 (ending December 31, 2017)	US $130,000,000

(b)    The following sentence is hereby added to become the final sentence of Section 4.5 (Royalty Payments for Royalty Products) of the Existing Discovery Agreement:
“For clarity, Regeneron shall not owe any royalty or other payment to Sanofi under this Agreement with respect to any product that is an IO Licensed Product under the IO License and Collaboration Agreement or a Licensed Product under the License and Collaboration Agreement. For the avoidance of doubt, neither Party shall owe any royalty or other payment to the other Party under this Agreement with respect to “REGN2810” (as defined in the IO License and Collaboration Agreement).”

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and three asterisks [***], have been separately filed with the Commission.

(c)    The following new Section 4.11 is hereby added to Article 4 of the Existing Discovery Agreement as the penultimate section of such Article:
“4.11    Right to Offset Payments. Subject to Section 4.9, each Party shall have the right to offset any amount owed by the other Party to such first Party under or in connection with this Agreement [***], including pursuant to this Article 4 or in connection with any breach, against any payments owed by such first Party to such other Party under this Agreement; provided, however, that no such offset shall be permitted to the extent and for so long as such other Party is contesting in good faith its obligation to make any such payment to such first Party under the applicable dispute resolution procedures of this Agreement [***]. Such offsets shall be in addition to any other rights or remedies available under this Agreement and applicable Law.”
(d)    The following new Section 4.12 is hereby added to Article 4 of the Existing Discovery Agreement as the final section of such Article:

“4.12    No Double Counting. Any specific cost or expense paid or reimbursed under this Agreement or any Ancillary Collaboration Agreements shall be paid or reimbursed only once so as to avoid any “double counting,” regardless of whether such cost or expense is reflected in more than one plan or budget under this Agreement or the Ancillary Collaboration Agreements.”

4.	Amendments to Article 5 (Opt-In Rights to License Product Candidates).

(a)    The following sentence is hereby added to become the final sentence of Section 5.6(i) (Refused Candidate) of the Existing Discovery Agreement:

“Notwithstanding anything to the contrary in this Agreement or any Ancillary Collaboration Agreement, Regeneron shall not owe any royalty or other payments to Sanofi under this Agreement with respect to any “IO Royalty Product” (as defined in the IO Discovery Agreement) or any “IO Licensed Product” or “Terminated IO Product” (each as defined in the IO License and Collaboration Agreement).”

(b)    The following new Section 5.7 is hereby added to Article 5 of the Existing Discovery Agreement and shall become the final section of such Article:

“5.7    Rights with respect to IO Antibodies that are also non-IO Antibodies. Notwithstanding anything to the contrary in this Agreement or the License and Collaboration Agreement, but subject to Section 5.6 of this Agreement, in the event that Sanofi exercises its “Opt-In Rights” (under and as defined in the IO Discovery Agreement) with respect to a Multi-Indication Antibody that targets a Target, and such Multi-Indication Antibody becomes an IO Licensed Product under the IO License and Collaboration Agreement, such

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and three asterisks [***], have been separately filed with the Commission.

Multi-Indication Antibody shall automatically cease to be an Antibody under this Agreement and shall instead be governed by the IO License and Collaboration Agreement, and any ongoing costs and expenses in connection with such Multi-Indication Antibodies shall be reimbursed by Sanofi under the IO License and Collaboration Agreement to the extent reimbursable for IO Licensed Products thereunder. Notwithstanding anything to the contrary in this Agreement or the IO Discovery Agreement, if any Multi-Indication Antibody becomes a “Refused Candidate” (as defined in the IO Discovery Agreement) pursuant to Section 5.3(a) of the IO Discovery Agreement, Regeneron shall have the right to develop such Multi-Indication Antibody outside of the Development Program at its own cost and expense.”

5.
Amendment to Article 6 (Newly Created Inventions). Section 6.2(e) of the Existing Discovery Agreement is hereby amended as follows (inserted language underlined and in italics and deleted language in strikethrough text for ease of reference):

“(e)    ~~Each~~ Neither ~~P~~party shall have the right to invoke the Cooperative Research and Technology Enhancement Act of 2004 (Pub. L. 108-453, 118 Stat. 3596 (2004))~~, 35 U.S.C. 103(c)(2)-(c)(3)~~ (the “CREATE Act”) by making filings or undertaking other activities under pre-AIA (Leahy-Smith America Invents Act), 35 U.S.C. § 103(c)(2)-(c)(3), or post-AIA, 35 U.S.C. § 102(c), with respect to Joint Inventions, without the prior written consent of the other Party. In the event that a Party intends to invoke the CREATE Act, as permitted by the preceding sentence, it shall notify the other Party and the Parties shall reasonably cooperate and coordinate their activities with respect to any such submissions, filings or other activities ~~in support thereof~~. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in the CREATE Act, pre-AIA, 35 U.S.C. § 103(c)(2)-(c)(3), and post-AIA, 35 U.S.C. § 102(c). For the avoidance of doubt, nothing in this Section 6.2(e) shall amend or modify the determination of ownership of intellectual property as set forth in Section 6.1.”

6.	Amendment to Article XIV (Miscellaneous). The following sentence is hereby added to become the final sentence of Section 14.4 (Entire Agreement) of the Existing Discovery Agreement:

“Any variation between a provision of this Agreement and a corresponding or similar provision of the IO License and Collaboration Agreement or the IO Discovery Agreement shall not be considered in the interpretation of this Agreement, the IO Discovery Agreement or the IO License and Collaboration Agreement.”

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and three asterisks [***], have been separately filed with the Commission.

7.	Miscellaneous.

(a)    In accordance with Section 9.4 of the IO Discovery Agreement, the Parties shall mutually agree on the contents of their respective press releases with respect to the amendments made to the Existing Discovery Agreement pursuant to this First Amendment. Regeneron shall have the right to file or register this First Amendment and a notification thereof with the United States Securities and Exchange Commission.

(b)    Each Party hereby represents and warrants to the other Party that the Existing Discovery Agreement, as hereby amended, constitutes the legal, valid and binding obligation of such Party and is enforceable against such Party in accordance with its terms, subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law). The Parties agree that the Existing Discovery Agreement, as specifically amended by this First Amendment, continues to remain in full force and effect.

(c)    Unless the context suggests otherwise, if there is a direct conflict between the provisions of this First Amendment and the IO Discovery Agreement, then the IO Discovery Agreement shall govern.

(d)    Nothing in this First Amendment is intended to alter or modify the rights and obligations of the Parties set forth in that certain (i) letter agreement between Sanofi (as successor-in-interest to Aventis Pharmaceuticals, Inc.) and Regeneron regarding the Existing Discovery Agreement as it relates to “PDGF,” dated as of May 1, 2013, or (ii) First Amendment to the Existing License and Collaboration Agreement dated as of May 1, 2013.

(e)    The Parties shall execute such additional amendments to the Existing Discovery Agreement as the Parties determine in good faith are necessary to (i) give effect to the purpose and intent of the IO Discovery Agreement and/or the IO License and Collaboration Agreement and/or (ii) maintain the purpose and intent of the Existing Discovery Agreement in view of the IO Discovery Agreement and/or the IO License and Collaboration Agreement. This First Amendment may be amended only by a written instrument executed by Sanofi and Regeneron.

(f)    This First Amendment may be executed in any number of individual counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any executed counterpart of this First Amendment that is delivered via facsimile or electronic transmission (for example, through use of a Portable Document Format or “PDF” file) shall be deemed to have been so delivered with the intention that such facsimiled or electronically transmitted counterpart shall have the same effect as an executed original counterpart of this First Amendment.

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and three asterisks [***], have been separately filed with the Commission.

(g)    This First Amendment is governed by, construed and enforced in accordance with the laws of the State of New York, U.S.A., without regard to its conflict of laws principles that would require the application of the law of any other jurisdiction. The Parties irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York solely and specifically for the purposes of any action or proceeding arising out of or in connection with this First Agreement.

[Signature Page Follows]

Certain portions of this Exhibit have been omitted pursuant to a request for confidentiality. Such omitted portions, which are marked with brackets and three asterisks [***], have been separately filed with the Commission.

IN WITNESS WHEREOF, each of the Parties has caused this First Amendment to be executed as of the date hereof by a duly authorized corporate officer.

SANOFI BIOTECHNOLOGY SAS

By:	/s/ Olivier Brandicourt
Name:	Olivier Brandicourt
Title:	Authorized Signatory

REGENERON PHARMACEUTICALS, INC.

By:	/s/ Leonard S. Schleifer
Name:	Leonard S. Schleifer, M.D., Ph.D.
Title:	President & CEO

Signature Page to First Amendment